UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of the Current Report on Form 8-K of Helios and Matheson Analytics, Inc. (the “Company”) filed with the Securities Exchange Commission on December 2, 2016 (the “December 2, 2016 Report”) is incorporated by reference in this Current Report. The documents referenced below, namely the Securities Purchase Agreement, the Senior Secured Convertible Notes, the Investor Note, the Registration Rights Agreement, the Security and Pledge Agreement, the Guaranty, the Voting and Lockup Agreement and the Placement Agent Warrant are the same documents as defined in the December 2, 2016 Report.

On December 2, 2016 (the “Closing Date”), pursuant to the Securities Purchase Agreement, dated as of December 1, 2016, by and among the Company, an institutional investor (the “Investor”) and Palladium Capital Advisors LLC (“Palladium”), the Company completed the sale and issuance of two Senior Secured Convertible Notes to the Investor in the aggregate principal amount of $6,720,000 (each, a “Note” and collectively, the “Notes”) for consideration received by the Company on the Closing Date consisting of (i) a cash payment by the Investor in the amount of $1,100,000, and (ii) a secured promissory note payable by the Investor to the Company (the “Investor Note”) in the principal amount of $4,900,000 (collectively, the “Note Financing”). The maturity date of the Notes and the Investor Note is August 2, 2017. On the Closing Date, in connection with the closing of the Note Financing:

●	the Company entered into the Registration Rights Agreement;

●	the Company and its wholly-owned subsidiaries Zone Technologies, Inc. and HMNY Zone Loan LLC entered into the Security and Pledge Agreement in favor of the Investor as Collateral Agent;

●

Theodore Farnsworth, Helios & Matheson Information Technology Ltd. and its wholly-owned subsidiary, Helios & Matheson Inc., who collectively own approximately 74% of the Company’s issued and outstanding common stock, entered into the Voting and Lockup Agreement with the Company; and

●	the Company issued the Palladium Warrant to Palladium as partial payment for the placement agent services in connection with the Note Financing.

Item 3.02.     Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 9.01.     Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report.

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Senior Secured Convertible Notes issued by the Company
10.1*	Securities Purchase Agreement
10.2*	Form of Investor Note issued by the Investor
10.3*	Form of Registration Rights Agreement
10.4#	Security and Pledge Agreement
10.5*	Form of Guaranty
10.6*	Form of Voting and Lockup Agreement
10.7#	Placement Agent Warrant

* Incorporated by reference to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 2, 2016.

# Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Parthasarathy Krishnan, Chief Executive Officer